UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2020 (June 3, 2020)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Linden Oaks Rochester, New York		14625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

This Current Report on Form 8-K of CurAegis Technologies, Inc. (the "Company”) reports the June 3, 2020 investment made by B. Thomas Golisano, a current shareholder of the Company. On June 3, 2020, B. Thomas Golisano purchased $125,000 principal amount of the Company’s 6% 2019 Senior Convertible Promissory Notes and the corresponding shares of common stock.

The Company is currently offering up to $2.5 million aggregate principal amount of 6% 2019 Senior Convertible Promissory Notes and 750,000 shares of common stock (the “2019 Convertible Notes and Shares”) in a private placement. During the period from May 28, 2019 to June 3, 2020, the Company issued $1,375,000 aggregate principal amount of 6% 2019 Senior Convertible Promissory Notes and 412,500 shares of common stock in connection with the 2019 Convertible Notes and Shares.

The 2019 Convertible Notes and Shares are included in a private placement exempt from registration under the Securities Act and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities. The descriptions of the 2019 Convertible Notes and Shares, and the securities purchase agreement pursuant to which the 2019 Convertible Notes and Shares are offered, are qualified in their entirety by reference to the securities purchase agreement and the 6% Senior Convertible Promissory Notes, copies of which are attached as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

4.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 4.1 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on June 3, 2019).

4.2	Form of 6% 2019 Senior Convertible Promissory Note (incorporated by reference to Exhibit 4.2 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on June 3, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

June 5, 2020	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer